UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2016

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A supersedes and replaces the Current Report on Form 8-K filed by Hines Global REIT, Inc. (the “Company”) with the Securities and Exchange Commission on July 15, 2016 (the “Original Report”). The Original Report included typographical errors, resulting in the dates reported under Item 8.01 of the Original Report varying by one day from the actual dates. This Current Report on Form 8-K/A is being filed solely to correct the dates reported under Item 8.01 to reflect the actual dates, such that each date is one day earlier than the date reported in the Original Report.

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K/A is incorporated by reference into this Item 5.08.

Item 8.01 Other Events

The board of directors of the Company has established December 14, 2016 as the date of the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). Because the date of the 2016 Annual Meeting has advanced by more than 30 days from the anniversary of the date of the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Stockholders of record at the close of business on September 16, 2016 will be entitled to vote at the 2016 Annual Meeting. The 2016 Annual Meeting will be held in the 2nd Floor Conference Center of Williams Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 at 9:00a.m., local time. Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the 2015 Annual Meeting, new deadlines have been set for submission of proposals by stockholders intended to be presented at the 2016 Annual Meeting and included in the Company’s proxy statement for the 2016 Annual Meeting.

In accordance with Rule 14a-8 under the Exchange Act, if a stockholder wishes to present a proposal for inclusion in the proxy material for the 2016 Annual Meeting, the Company’s Secretary must receive written notice of such proposal at the Company’s executive offices no later than August 16, 2016, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2016 Annual Meeting. For any proposal that is not submitted for inclusion in the proxy materials for the 2016 Annual Meeting but is instead sought to be presented directly at the meeting, Rule 14a-4(c) under the Exchange Act permits the Company’s management to exercise discretionary voting authority under proxies the Company solicits unless the Company receives timely notice of the proposal in accordance with the procedures set forth in the Company’s bylaws. Pursuant to the Company’s bylaws, in order for a stockholder proposal to be properly submitted for presentation at the 2016 Annual Meeting, the Company’s Secretary must receive written notice of the proposal at the Company’s executive offices during the period beginning on August 16, 2016 and ending on September 15, 2016. All proposals must contain the information specified in, and otherwise comply with, the Company’s bylaws. Proposals should be sent via registered, certified or express mail to: Hines Global REIT, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Ryan T. Sims, Chief Financial Officer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

July 19, 2016	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer